Exhibit 99.2

First Quarter 2026 Earnings Results

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2026 Earnings Release	Page 1 of 19

Consolidated Financial Highlights (1)

	Three Months Ended
(Unaudited, 000s, except per share information)	3/31/2026	3/31/2025	% Change	12/31/2025	% Change
Net revenues	$1,478,161	$1,255,469	17.7%	$1,560,579	(5.3%)
Net income	$251,419	$52,992	374.4%	$264,361	(4.9%)
Preferred dividends	9,320	9,320	0.0%	9,320	0.0%

Net income available to common shareholders	$242,099	$43,672	454.4%	$255,041	(5.1%)
Earnings per diluted common share	$1.54	$0.31	396.8%	$1.59	(3.1%)
Earnings per diluted common share available to common shareholders	$1.48	$0.26	469.2%	$1.54	(3.9%)
Non-GAAP financial summary (2):
Net revenues	$1,441,522	$1,255,455	14.8%	$1,560,593	(7.6%)
Net income	$246,797	$63,556	288.3%	$299,332	(17.6%)
Preferred dividends	9,320	9,320	0.0%	9,320	0.0%

Net income available to common shareholders	$237,477	54,236	337.9%	290,012	(18.1%)
Earnings per diluted common share	$1.51	$0.38	297.4%	$1.81	(16.6%)
Earnings per diluted common share available to common shareholders	$1.45	$0.33	339.4%	$1.75	(17.1%)

Weighted average number of common shares outstanding:
Basic	155,508	157,146	(1.0%)	154,181	0.9%
Diluted	163,444	165,953	(1.5%)	165,516	(1.3%)
Period end common shares outstanding	153,817	154,617	(0.5%)	152,496	0.9%
Cash dividends declared per common share	$0.34	$0.31	9.7%	$0.31	9.7%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2026 Earnings Release	Page 2 of 19

GAAP Consolidated Results of Operations (1)

	Three Months Ended
(Unaudited, 000s, except per share information)	3/31/2026	3/31/2025	% Change	12/31/2025	% Change
Revenues:
Commissions	$207,834	$193,670	7.3%	$213,204	(2.5%)
Principal transactions	150,221	141,660	6.0%	153,198	(1.9%)

Transactional revenues	358,055	335,330	6.8%	366,402	(2.3%)
Capital raising	122,974	100,472	22.4%	177,868	(30.9%)
Advisory	218,438	137,470	58.9%	277,988	(21.4%)

Investment banking	341,412	237,942	43.5%	455,856	(25.1%)
Asset management	459,457	409,541	12.2%	455,797	0.8%
Other income	55,679	10,581	426.2%	5,424	926.5%

Operating revenues	1,214,603	993,394	22.3%	1,283,479	(5.4%)
Interest revenue	451,049	475,632	(5.2%)	469,377	(3.9%)

Total revenues	1,665,652	1,469,026	13.4%	1,752,856	(5.0%)
Interest expense	187,491	213,557	(12.2%)	192,277	(2.5%)

Net revenues	1,478,161	1,255,469	17.7%	1,560,579	(5.3%)

Non-interest expenses:
Compensation and benefits	848,334	732,220	15.9%	925,154	(8.3%)
Occupancy and equipment rental	99,695	90,766	9.8%	100,242	(0.5%)
Communication and office supplies	51,021	49,513	3.0%	50,061	1.9%
Commissions and floor brokerage	15,041	16,806	(10.5%)	16,417	(8.4%)
Provision for credit losses	6,535	12,020	(45.6%)	9,740	(32.9%)
Investment banking expenses	8,546	8,547	(0.0%)	18,685	(54.3%)
Other operating expenses	122,917	282,233	(56.4%)	132,371	(7.1%)

Total non-interest expenses	1,152,089	1,192,105	(3.4%)	1,252,670	(8.0%)
Income before income taxes	326,072	63,364	414.6%	307,909	5.9%
Provision for income taxes	74,653	10,372	619.8%	43,548	71.4%

Net income	251,419	52,992	374.4%	264,361	(4.9%)
Preferred dividends	9,320	9,320	0.0%	9,320	0.0%

Net income available to common shareholders	$242,099	$43,672	454.4%	$255,041	(5.1%)

Earnings per common share:
Basic	$1.56	$0.28	457.1%	$1.65	(5.5%)
Diluted	$1.48	$0.26	469.2%	$1.54	(3.9%)
Weighted average number of common shares outstanding:
Basic	155,508	157,146	(1.0%)	154,181	0.9%
Diluted	163,444	165,953	(1.5%)	165,516	(1.3%)
Cash dividends declared per common share	$0.34	$0.31	9.7%	$0.31	9.7%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2026 Earnings Release	Page 3 of 19

Non-GAAP Condensed Consolidated Results of Operations (1) (2)

	Three Months Ended
(Unaudited, 000s, except per share information)	3/31/2026	3/31/2025	% Change	12/31/2025	% Change
Non-GAAP net revenues	$1,441,522	$1,255,455	14.8%	$1,560,593	(7.6%)
Non-GAAP non-interest expenses:
Non-GAAP compensation and benefits	828,875	728,164	13.8%	905,144	(8.4%)
Non-GAAP non-compensation operating expenses	292,568	451,266	(35.2%)	306,808	(4.6%)

Total non-GAAP non-interest expenses	1,121,443	1,179,430	(4.9%)	1,211,952	(7.5%)
Non-GAAP income before income taxes	320,079	76,025	321.0%	348,641	(8.2%)
Non-GAAP provision for income taxes	73,282	12,469	487.7%	49,309	48.6%
Non-GAAP net income	246,797	63,556	288.3%	299,332	(17.6%)
Preferred dividends	9,320	9,320	0.0%	9,320	0.0%

Non-GAAP net income available to common shareholders	$237,477	$54,236	337.9%	$290,012	(18.1%)

Non-GAAP earnings per common share:
Basic	$1.53	$0.35	337.1%	$1.88	(18.6%)
Diluted	$1.45	$0.33	339.4%	$1.75	(17.1%)
Weighted average number of common shares outstanding:
Basic	155,508	157,146	(1.0%)	154,181	0.9%
Diluted	163,444	165,953	(1.5%)	165,516	(1.3%)
Cash dividends declared per common share	$0.34	$0.31	9.7%	$0.31	9.7%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2026 Earnings Release	Page 4 of 19

Consolidated Financial Summary

	Three Months Ended
(Unaudited, 000s)	3/31/2026	3/31/2025	% Change	12/31/2025	% Change
Net revenues:
Global Wealth Management	$932,123	$850,559	9.6%	$933,150	(0.1%)
Institutional Group	495,258	384,929	28.7%	609,703	(18.8%)
Other	50,780	19,981	154.1%	17,726	186.5%

Total net revenues	$1,478,161	$1,255,469	17.7%	$1,560,579	(5.3%)
Operating expenses:
Global Wealth Management	$601,408	$724,154	(17.0%)	$603,077	(0.3%)
Institutional Group	397,348	357,498	11.1%	458,026	(13.2%)
Other	153,333	110,453	38.8%	191,567	(20.0%)

Total operating expenses	$1,152,089	$1,192,105	(3.4%)	$1,252,670	(8.0%)
Operating contribution:
Global Wealth Management	$330,715	$126,405	161.6%	$330,073	0.2%
Institutional Group	97,910	27,431	256.9%	151,677	(35.4%)
Other	(102,553)	(90,472)	13.4%	(173,841)	(41.0%)

Income before income taxes	$326,072	$63,364	414.6%	$307,909	5.9%
Financial ratios (change in bps):
Compensation and benefits	57.4%	58.3%	(90)	59.3%	(190)
Non-compensation operating expenses	20.5%	36.7%	(1,620)	21.0%	(50)
Income before income taxes	22.1%	5.0%	1,710	19.7%	240
Effective tax rate	22.9%	16.4%	650	14.1%	880

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2026 Earnings Release	Page 5 of 19

Consolidated Financial Information and Metrics

	As of and for the Three Months Ended
(Unaudited, 000s, except per share data)	3/31/2026	3/31/2025	% Change	12/31/2025	% Change
Financial Information:
Total assets	$42,893,152	$40,383,727	6.2%	$41,270,782	3.9%
Total Stifel Financial Corp. shareholders’ equity	$5,981,482	$5,538,186	8.0%	$5,977,317	0.1%
Total common equity	$5,296,482	$4,853,186	9.1%	$5,292,317	0.1%
Goodwill and intangible assets	$(1,561,298)	$(1,503,358)	3.9%	$(1,571,903)	(0.7%)
DTL on goodwill and intangible assets	$92,780	$83,367	11.3%	$92,224	0.6%

Tangible common equity	$3,827,964	$3,433,195	11.5%	$3,812,638	0.4%
Preferred equity	$685,000	$685,000	0.0%	$685,000	0.0%
Financial Metrics:
Book value per common share (1)(3)	$34.43	$31.39	9.7%	$34.71	(0.8%)
Tangible book value per common share (1)(3)	$24.89	$22.21	12.1%	$25.00	(0.4%)
Return on common equity (4)	18.3%	3.5%		19.5%
Non-GAAP return on common equity (2)(4)	17.9%	4.4%		22.2%
Return on tangible common equity (5)	25.3%	5.0%		27.3%
Non-GAAP return on tangible common equity (2)(5)	24.8%	6.2%		31.1%
Pre-tax margin on net revenues	22.1%	5.0%		19.7%
Non-GAAP pre-tax margin on net revenues (2)	22.2%	6.1%		22.3%
Effective tax rate	22.9%	16.4%		14.1%
Non-GAAP effective tax rate (2)	22.9%	16.4%		14.1%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2026 Earnings Release	Page 6 of 19

Regulatory Capital (6)

	As of and for the Three Months Ended
(Unaudited, 000s)	3/31/2026	3/31/2025	% Change	12/31/2025	% Change
SF Regulatory Capital:
Common equity tier 1 capital	$3,845,174	$3,478,476	10.5%	$3,818,450	0.7%
Tier 1 capital	$4,530,429	$4,163,476	8.8%	$4,503,450	0.6%
Risk-weighted assets	$24,288,031	$23,661,099	2.6%	$24,602,985	(1.3%)
Common equity tier 1 capital ratio	15.8%	14.7%		15.5%
Tier 1 risk based capital ratio	18.7%	17.6%		18.3%
Tier 1 leverage capital ratio	11.4%	10.8%		11.4%
Stifel Bank & Trust Regulatory Capital:
Common equity tier 1 capital	$1,350,799	$1,373,088	(1.6%)	$1,328,266	1.7%
Tier 1 capital	$1,351,054	$1,373,088	(1.6%)	$1,328,266	1.7%
Risk-weighted assets	$11,819,433	$12,374,082	(4.5%)	$11,876,471	(0.5%)
Common equity tier 1 capital ratio	11.4%	11.1%		11.2%
Tier 1 risk based capital ratio	11.4%	11.1%		11.2%
Tier 1 leverage capital ratio	7.0%	7.1%		7.0%
Stifel Bank Regulatory Capital:
Common equity tier 1 capital	$839,275	$780,209	7.6%	$854,826	(1.8%)
Tier 1 capital	$839,275	$780,209	7.6%	$854,826	(1.8%)
Risk-weighted assets	$7,178,238	$5,963,456	20.4%	$7,221,333	(0.6%)
Common equity tier 1 capital ratio	11.7%	13.1%		11.8%
Tier 1 risk based capital ratio	11.7%	13.1%		11.8%
Tier 1 leverage capital ratio	7.0%	7.1%		7.1%
Stifel Net Capital:
Net capital	$643,200	$294,100	118.7%	$559,500	15.0%
Excess net capital	$609,600	$271,200	124.8%	$529,800	15.1%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2026 Earnings Release	Page 7 of 19

Global Wealth Management - Summary Results of Operations

	Three Months Ended
(Unaudited, 000s)	3/31/2026	3/31/2025	% Change	12/31/2025	% Change
Revenues:
Commissions	$140,064	$125,826	11.3%	$142,757	(1.9%)
Principal transactions	62,594	60,569	3.3%	63,897	(2.0%)

Transactional revenues	202,658	186,395	8.7%	206,654	(1.9%)
Asset management	459,426	409,506	12.2%	455,766	0.8%
Net interest	264,368	245,534	7.7%	261,624	1.0%
Investment banking (7)	6,072	5,908	2.8%	8,334	(27.1%)
Other income	(401)	3,216	(112.5%)	772	(151.9%)

Net revenues	932,123	850,559	9.6%	933,150	(0.1%)
Non-interest expenses:
Compensation and benefits	472,460	422,293	11.9%	468,040	0.9%
Non-compensation operating expenses	128,948	301,861	(57.3%)	135,037	(4.5%)

Total non-interest expenses	601,408	724,154	(17.0%)	603,077	(0.3%)

Income before income taxes	$330,715	$126,405	161.6%	$330,073	0.2%

As a percentage of net revenues (change in bps):
Compensation and benefits	50.7%	49.6%	110	50.2%	50
Non-compensation operating expenses	13.8%	35.5%	(2,170)	14.4%	(60)
Income before income taxes	35.5%	14.9%	2,060	35.4%	10

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2026 Earnings Release	Page 8 of 19

Global Wealth Management - Statistical Information

	As of and for the Three Months Ended
(Unaudited, 000s)	3/31/2026	3/31/2025	% Change	12/31/2025	% Change
Total client assets (8)	$538,717,000	$485,860,000	10.9%	$551,863,000	(2.4%)
Fee-based client assets (8)	$219,863,000	$189,693,000	15.9%	$224,488,000	(2.1%)
Transactional assets	$318,854,000	$296,167,000	7.7%	$327,375,000	(2.6%)
Secured client lending (9)	$3,841,000	$3,239,000	18.6%	$3,702,000	3.8%
Asset Management Revenue (000s):
Private Client Group (10)	$394,695	$345,357	14.3%	$394,031	0.2%
Asset Management	41,811	38,520	8.5%	41,415	1.0%
Third-party Bank Sweep Program	3,780	11,783	(67.9%)	4,278	(11.6%)
Other (11)	19,171	13,881	38.1%	16,073	19.3%

Total asset management revenues	$459,457	$409,541	12.2%	$455,797	0.8%
Fee-based Assets (millions):
Private Client Group (10)	$191,708	$166,035	15.5%	$196,718	(2.5%)
Asset Management	46,981	41,136	14.2%	46,708	0.6%
Elimination (12)	(18,826)	(17,478)	7.7%	(18,938)	(0.6%)

Total fee-based assets	$219,863	$189,693	15.9%	$224,488	(2.1%)
Third-party Bank Sweep Program	$475	$828	(42.6%)	$524	(9.4%)
ROA (bps) (13):
Private Client Group (10)	80.3	82.1		82.2
Asset Management	35.6	37.4		35.5
Third-party Bank Sweep Program	358.9	400.0		383.7

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2026 Earnings Release	Page 9 of 19

Global Wealth Management - Statistical Information (Cont.)

	As of and for the Three Months Ended
(Unaudited, millions)	3/31/2026	3/31/2025	% Change	12/31/2025	% Change
Stifel Bancorp Deposits:
Smart Rate Deposits	$14,288	$16,424	(13.0%)	$14,654	(2.5%)
Sweep Deposits	11,529	10,043	14.8%	10,969	5.1%
Direct Wealth Management Deposits at Stifel Bancorp	227	387	(41.3%)	66	243.9%

Total Stifel Bancorp Wealth Management Deposits	26,044	26,854	(3.0%)	25,689	1.4%
Other Bank Deposits	4,753	2,785	70.7%	4,063	17.0%

Total Stifel Bancorp Deposits	$30,797	$29,639	3.9%	$29,752	3.5%

Short-term Treasuries (14)	$6,330	$7,218	(12.3%)	$6,741	(6.1%)
Third-party Commercial Treasury Deposits (15)	$5,675	$2,900	95.7%	$5,199	9.2%
Wealth Management Cash:
Stifel Bancorp Wealth Management Deposits	$26,044	$26,854	(3.0%)	$25,689	1.4%
Third-party Bank Sweep Program (15)	475	828	(42.6%)	524	(9.4%)
Third-party Treasury (15)	—	—	0.0%	199	nm
Other Sweep Cash	648	149	334.9%	486	33.3%
Money Market Mutual Funds	17,173	13,698	25.4%	16,984	1.1%

Total Wealth Management Cash	$44,340	$41,529	6.8%	$43,882	1.0%

Client money market and insured product (16)	$26,940	$27,444	(1.8%)	$26,633	1.2%
Third-party Deposits Available to Stifel Bancorp (15)	$6,150	$3,728	65.0%	$5,922	3.9%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2026 Earnings Release	Page 10 of 19

Institutional Group - Summary Results of Operations

	Three Months Ended
(Unaudited, 000s)	3/31/2026	3/31/2025	% Change	12/31/2025	% Change
Revenues:
Commissions	$67,770	$67,844	(0.1%)	$70,447	(3.8%)
Principal transactions	87,627	81,091	8.1%	89,301	(1.9%)

Transactional revenues	155,397	148,935	4.3%	159,748	(2.7%)
Capital raising	116,902	94,564	23.6%	170,915	(31.6%)
Advisory	218,438	137,470	58.9%	276,607	(21.0%)

Investment banking	335,340	232,034	44.5%	447,522	(25.1%)
Other income (17)	4,521	3,960	(14.2%)	2,433	85.8%

Net revenues	495,258	384,929	28.7%	609,703	(18.8%)
Non-interest expenses:
Compensation and benefits	295,870	252,585	17.1%	346,507	(14.6%)
Non-compensation operating expenses	101,478	104,913	(3.3%)	111,519	(9.0%)

Total non-interest expenses	397,348	357,498	11.1%	458,026	(13.2%)

Income before income taxes	$97,910	$27,431	256.9%	$151,677	(35.4%)

As a percentage of net revenues (change in bps):
Compensation and benefits	59.7%	65.6%	(590)	56.8%	290
Non-compensation operating expenses	20.5%	27.3%	(680)	18.3%	220
Income before income taxes	19.8%	7.1%	1,270	24.9%	(510)

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2026 Earnings Release	Page 11 of 19

Stifel Bancorp - Financial Information and Credit Metrics

(Unaudited, 000s)	3/31/2026	3/31/2025	% Change	12/31/2025	% Change
Stifel Bancorp Financial Information:
Total assets	$33,303,655	$32,100,614	3.7%	$32,253,991	3.3%
Total shareholder’s equity	$2,248,327	$2,183,596	3.0%	$2,244,781	0.2%
Total loans, net (includes loans held for sale)	$22,185,318	$21,241,400	4.4%	$22,427,456	(1.1%)
Residential real estate	9,363,547	8,699,229	7.6%	9,254,939	1.2%
Commercial and industrial	4,170,090	3,678,411	13.4%	4,135,091	0.8%
Fund banking	3,737,366	3,659,294	2.1%	4,096,649	(8.8%)
Securities-based loans	2,749,987	2,404,960	14.3%	2,672,431	2.9%
Construction and land	1,229,903	1,206,876	1.9%	1,214,450	1.3%
Commercial real estate	440,993	472,550	(6.7%)	423,474	4.1%
Other	271,574	250,948	8.2%	269,729	0.7%
Loans held for sale	348,331	1,016,127	(65.7%)	502,199	(30.6%)
Investment securities	$8,449,776	$8,329,552	1.4%	$8,142,395	3.8%
Available-for-sale securities, at fair value	1,588,549	1,613,304	(1.5%)	1,593,390	(0.3%)
Held-to-maturity securities, at amortized cost	6,861,227	6,716,248	2.2%	6,549,005	4.8%
Unrealized losses on available-for-sale securities	(113,790)	(141,910)	(19.8%)	(105,199)	8.2%
Total deposits	$30,797,336	$29,639,272	3.9%	$29,752,063	3.5%
Demand deposits (interest-bearing)	30,350,046	29,180,478	4.0%	28,931,314	4.9%
Demand deposits (non-interest-bearing)	47,418	432,368	(89.0%)	339,494	(86.0%)
Certificates of deposit	399,872	26,426	nm	481,255	(16.9%)

Credit Metrics:
Allowance for credit losses	$142,692	$170,266	(16.2%)	$160,911	(11.3%)
Allowance as a percentage of retained loans	0.65%	0.83%		0.73%
Net charge-offs as a percentage of average loans	0.11%	0.05%		0.06%
Total nonperforming assets	$105,993	$160,891	(34.1%)	$125,159	(15.3%)
Nonperforming assets as a percentage of total assets	0.32%	0.50%		0.39%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2026 Earnings Release	Page 12 of 19

Stifel Bancorp - Loan and Investment Portfolio

(Unaudited, millions)	3/31/2026	% of Total Portfolio
Loan Portfolio			Commercial Portfolio by Major Sector
Residential real estate	$9,364	34%	Financials	$1,034	25%
Securities-based loans	2,750	10%	Industrials	876	21%
Home equity lines of credit and other	272	1%	Information technology	600	14%

Total consumer	12,386	45%	Consumer discretionary	314	8%

Commercial and industrial	4,170	15%	Materials	265	6%
Fund banking	3,737	13%	REITs	254	6%
Construction and land	1,230	4%	Hotel, leisure, restaurants	251	6%
Commercial real estate	441	2%	Healthcare	245	6%

Total commercial	9,578	34%	Communication services	222	5%

Total loan portfolio	21,964	79%	Consumer staples	108	3%

Unfunded commitments	5,850	21%

Total	$27,814	100%

			CLO by Major Sector
			High tech industries	$716	11%
Investment Portfolio			Banking, finance, insurance, & real estate	703	10%
CLO	$6,819	80%	Services: business	676	10%
Agency MBS	1,241	14%	Healthcare & pharmaceuticals	649	10%
Corporate bonds	361	4%	Hotel, gaming, & leisure	346	5%
SBA	73	1%	Construction & building	282	4%
Student loan ARS	66	1%	Beverage, food, & tobacco	255	4%
CMBS	3	0%	Capital equipment	245	4%
Other	1	0%	Services: consumer	231	3%

Total Portfolio	$8,564	100%	Chemicals, plastics, & rubber	226	3%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2026 Earnings Release	Page 13 of 19

Loans and Lending Commitments - Allowance for Credit Losses

	March 31, 2026
(Unaudited, 000s)	Loans and Lending Commitments	ACL	ACL %	Q1 Provision
Residential real estate	$9,363,547	$10,988	0.12%	$(276)
Commercial and industrial	4,170,090	76,781	1.84%	8,924
Fund banking	3,737,366	7,475	0.20%	(718)
Securities-based loans	2,749,987	3,300	0.12%	46
Construction and land	1,229,903	10,295	0.84%	(272)
Commercial real estate	440,993	5,651	1.28%	1
Other	271,574	688	0.25%	(18)

Loans held for investment, gross	21,963,460	115,178	0.52%	7,687
Loans held for sale	348,331

Total loans, gross	22,311,791
Lending-related commitments (unfunded)	5,849,911	27,514	0.47%	(1,152)

Loans and lending-related commitments	$28,161,702	$142,692		$6,535

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2026 Earnings Release	Page 14 of 19

Consolidated Non-GAAP Net Interest Income (2)

	Three Months Ended
	March 31, 2026			March 31, 2025			December 31, 2025
(Unaudited, millions)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$2,310.3	$20.3	3.52%	$2,467.1	$26.3	4.27%	$2,341.6	$23.0	3.92%
Financial instruments owned	1,516.9	8.4	2.21%	1,242.5	6.5	2.11%	1,435.4	8.8	2.46%
Margin balances	1,022.9	15.4	6.02%	835.8	13.9	6.64%	943.1	15.6	6.61%
Investments:
Asset-backed securities	6,556.6	87.5	5.33%	6,617.4	101.4	6.13%	6,580.0	95.3	5.79%
Mortgage-backed securities	1,182.8	10.3	3.48%	1,117.2	8.7	3.09%	1,223.5	10.6	3.47%
Corporate fixed income securities	373.5	2.4	2.57%	496.3	3.4	2.75%	406.7	2.8	2.76%
Other	4.8	—	2.55%	4.8	—	2.62%	4.8	—	2.55%

Total investments	8,117.7	100.2	4.94%	8,235.7	113.5	5.51%	8,215.0	108.7	5.29%
Loans:
Residential real estate	9,299.5	95.4	4.10%	8,633.5	81.0	3.75%	9,158.9	92.8	4.05%
Commercial and industrial	4,171.8	62.7	6.02%	4,113.5	75.5	7.34%	4,005.6	66.2	6.62%
Fund banking	3,862.0	59.4	6.15%	3,798.2	66.4	7.00%	3,899.8	64.4	6.60%
Securities-based loans	2,676.7	36.6	5.46%	2,387.8	36.5	6.12%	2,620.4	38.4	5.86%
Commercial real estate	437.1	7.4	6.76%	498.4	8.2	6.54%	423.5	8.3	7.88%
Construction and land	1,251.4	20.4	6.54%	1,216.6	21.8	7.16%	1,209.0	21.7	7.17%
Loans held for sale	472.8	10.3	8.69%	589.0	11.2	7.62%	416.4	7.4	7.12%
Other	271.3	4.1	6.09%	248.8	4.4	6.97%	261.0	4.4	6.77%

Total loans	22,442.6	296.3	5.28%	21,485.8	305.0	5.68%	21,994.6	303.6	5.52%
Other interest-bearing assets	1,071.3	10.4	3.88%	996.8	10.4	4.17%	1,154.3	9.7	3.35%

Total interest-bearing assets/ interest income	36,481.7	451.0	4.95%	35,263.7	475.6	5.40%	36,084.0	469.4	5.20%
Interest-bearing liabilities:
Senior notes	617.5	7.1	4.62%	616.7	7.1	4.63%	617.3	7.1	4.62%
Deposits	29,154.1	150.9	2.07%	28,622.8	193.1	2.70%	29,007.5	169.7	2.34%
Other interest-bearing liabilities (19)	1,726.9	16.3	3.78%	1,453.6	13.4	3.66%	1,702.4	15.5	3.64%

Total interest-bearing liabilities/ interest expense	$31,498.5	174.3	2.21%	$30,693.1	213.6	2.78%	$31,327.2	192.3	2.46%

Net interest income/margin		$276.7	3.03%		$262.0	2.97%		$277.1	3.07%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2026 Earnings Release	Page 15 of 19

Stifel Bancorp Net Interest Income

	Three Months Ended
	March 31, 2026			March 31, 2025			December 31, 2025
(Unaudited, millions)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$1,176.9	$11.5	3.92%	$1,512.8	$17.4	4.60%	$1,293.5	$13.7	4.22%
Investments	8,117.7	100.2	4.94%	8,235.7	113.5	5.51%	8,215.0	108.7	5.29%
Loans	22,442.6	296.3	5.28%	21,485.8	305.0	5.68%	21,994.6	303.6	5.52%
Other interest-bearing assets	66.4	0.9	5.14%	66.7	0.8	5.15%	66.4	0.8	4.99%

Total interest-bearing assets/ interest income	$31,803.6	$408.9	5.14%	$31,301.0	$436.7	5.58%	$31,569.5	$426.8	5.41%
Interest-bearing liabilities:
Deposits	$29,154.1	$150.9	2.07%	$28,622.8	$193.1	2.70%	$29,007.5	$169.7	2.34%
Other interest-bearing liabilities	144.9	1.8	5.09%	92.6	1.4	5.83%	139.9	1.9	5.67%

Total interest-bearing liabilities/ interest expense	$29,299.0	152.7	2.09%	$28,715.4	194.5	2.71%	$29,147.4	171.6	2.36%

Net interest income/margin		$256.2	3.22%		$242.2	3.10%		$255.2	3.23%

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2026 Earnings Release	Page 16 of 19

GAAP to Core Reconciliation

	Three Months Ended
(Unaudited, 000s)	3/31/2026	3/31/2025	Change	12/31/2025	Change
GAAP net revenues	$1,478,161	$1,255,469		$1,560,579
Gain on sale of business (18)	(49,784)	—		—
Litigation-related and other (19)	13,145	(14)		14

Total non-GAAP adjustments	(36,639)	(14)		14

Non-GAAP net revenues	1,441,522	1,255,455		1,560,593

GAAP compensation and benefits expense	848,334	732,220		925,154
Merger-related and other (20)	(17,628)	(4,056)		(3,485)
Restructuring and severance (21)	(1,831)	—		(16,525)

Total non-GAAP adjustments	(19,459)	(4,056)		(20,010)

Non-GAAP compensation and benefits expense	828,875	728,164		905,144

GAAP non-compensation operating expenses	303,755	459,885		327,516
Merger-related (20)	(11,187)	(8,619)		(20,708)

Non-GAAP non-compensation operating expenses	292,568	451,266		306,808

Total adjustments	5,993	(12,661)		(40,732)

GAAP provision for income taxes	74,653	10,372		43,548
Merger-related and other (22)	(1,371)	2,097		5,761

Non-GAAP provision for income taxes	73,282	12,469		49,309

Financial ratios (change in bps):
Compensation and benefits	57.5%	58.0%	(50)	58.0%	(50)
Non-compensation operating expenses	20.3%	35.9%	(1,560)	19.7%	60
Income before income taxes	22.2%	6.1%	1,610	22.3%	(10)
Effective tax rate	22.9%	16.4%	650	14.1%	880

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2026 Earnings Release	Page 17 of 19

Footnotes

(1)	All share and per share information has been retroactively adjusted to reflect the February 2026 three-for-two stock split.
(2)	Please refer to the GAAP to Core Reconciliation for a reconciliation of the Company’s GAAP results to these non-GAAP measures.
(3)	Book value per common share represents shareholders’ equity (excluding preferred stock) divided by period end common shares outstanding. Tangible book value per common share, a non-GAAP financial measure, represents tangible common shareholders’ equity (defined below) divided by period end common shares outstanding.
(4)	Return on average common equity (“ROCE”), a non-GAAP financial measure, is calculated by dividing full year or annualized net income applicable to common shareholders by average common shareholders’ equity or, in the case of adjusted ROCE, calculated by dividing full year or annualized non-GAAP net income applicable to commons shareholders by average common shareholders’ equity.
(5)	Return on average tangible common equity (“ROTCE”), a non-GAAP financial measure, is calculated by dividing full year or annualized net income applicable to common shareholders by average tangible common equity or, in the case of adjusted ROTCE, calculated by dividing full year or annualized non-GAAP net income applicable to common shareholders by average tangible common equity. Tangible common equity, also a non-GAAP financial measure, equals total common shareholders’ equity less goodwill and identifiable intangible assets and the deferred taxes on goodwill and intangible assets. Average deferred taxes on goodwill and intangible assets was $92.5 million, $82.5 million, and $90.7 million, as of March 31, 2026 and 2025, and December 31, 2025, respectively.
(6)	Regulatory capital amounts and ratios are estimates as of the date of the Company’s earnings release, April 22, 2026.
(7)	Includes capital raising and advisory revenues.
(8)	Total client assets as of March 31, 2025 and December 31, 2025, include $9.0 billion and $10.5 billion, respectively, and fee-based client assets include $4.2 billion and $4.9 billion, respectively, of client assets from the Stifel Independent Advisors business that was sold on February 2, 2026.
(9)	Includes client margin balances held by the Company’s broker-dealer subsidiaries and securities-based loans held at the Company’s bank subsidiaries.
(10)	Includes Private Client Group and Trust Business.
(11)	Includes fund networking fees, retirement fees, transaction/handling fees, and ACAT fees.
(12)	Asset management assets managed in Private Client Group or Trust accounts.
(13)	Return on assets (ROA) is calculated based on prior period-end balances for Private Client Group, period-end balances for Asset Management, and average daily balances for Individual Program Banks.
(14)	Represents client assets in Treasury Securities with maturities of 52 weeks or less.
(15)	The Company sweeps certain commercial treasury deposits to third-party banks, which can be brought back on balance sheet to support liquidity needs.
(16)	Includes Smart Rate Deposits, Sweep Deposits, Third-party Bank Sweep Program, and Other Sweep Cash.
(17)	Includes net interest, asset management, and other income.
(18)	Gain recognized on the sale of Stifel Independent Advisors during the first quarter of 2026.
(19)	Primarily related to prejudgment interest recognized on legal matters.
(20)	Primarily related to charges attributable to integration-related activities, signing bonuses, amortization of restricted stock awards, debentures, and promissory notes issued as retention, additional earn-out expense, and amortization of intangible assets acquired. These costs were directly related to acquisitions of certain businesses and are not representative of the costs of running the Company’s on-going business.
(21)	The Company recorded severance costs associated with workforce reductions in certain of its foreign subsidiaries.
(22)	Primarily represents the Company’s effective tax rate for the period applied to the non-GAAP adjustments.

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2026 Earnings Release	Page 18 of 19

Disclaimer and Legal Notice

Forward-Looking Statements

This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions.

All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Use of Non-GAAP Financial Measures

The Company prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). The Company may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial position, or cash flows that is subject to adjustments that effectively exclude, or include, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by the Company are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing the Company’s financial condition or operating results. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever the Company refers to a non-GAAP financial measure, it will also define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure it references and such comparable U.S. GAAP financial measure.

Legal Notice

This Financial Supplement contains financial, statistical, and business-related information, as well as business and segment trends. The information should be read in conjunction with the Company’s first quarter earnings release issued April 22, 2026.

Stifel Financial Corp. Quarterly Financial Supplement | First Quarter 2026 Earnings Release	Page 19 of 19